Exhibit 21.1

BORGWARNER INC. (Parent)
Significant Subsidiaries

NAME OF SUBSIDIARY	JURISDICTION
AS Catalizadores Ambientales, S. de R.L. de C.V.	Mexico
B80 Italia S.r.l.	Italy
Beijing Delphi Technology Development Co., Ltd.	China
Beijing Delphi Wan Yuan Engine Management Systems Co., Ltd.	China
BorgWarner (Changnyeong) LLC	South Korea
BorgWarner (China) Investment Co., Limited	China
BorgWarner (Reman) Holdings L.L.C.	Delaware
BorgWarner (Thailand) Limited	Thailand
BorgWarner Aftermarket Europe GmbH	Germany
BorgWarner Alternators Inc.	Delaware
BorgWarner Arden LLC	Delaware
BorgWarner Arnstadt RE GmbH & Co. KG	Germany
BorgWarner Asia Inc.	Delaware
BorgWarner Automotive Asia Ltd. (Hong Kong)	Hong Kong
BorgWarner Automotive Components (Beijing) Co., Ltd.	China
BorgWarner Automotive Components (Jiangsu) Co., Ltd.	China
BorgWarner Automotive Components (Ningbo) Co., Ltd.	China
BorgWarner Automotive Components (Tianjin) Co., Ltd.	China
BorgWarner Automotive Components (Wuhan) Co. Ltd.	China
BorgWarner Brasil Ltda.	Brazil
BorgWarner Chungju Co. Ltd.	South Korea
BorgWarner Comercializadora PDS, S de R.L. de C.V.	Mexico
BorgWarner Componentes PDS, S. de R.L. de C.V.	Mexico
BorgWarner Cooling Systems (India) Private Limited	India
BorgWarner Cooling Systems GmbH	Germany
BorgWarner Diversified Transmission Products Services Inc.	Delaware
BorgWarner Drivetrain de Mexico S.A. de C.V.	Mexico
BorgWarner Drivetrain Engineering GmbH	Germany
BorgWarner Drivetrain Management Services de Mexico S.A. de C.V.	Mexico
BorgWarner Emissions Systems (Ningbo) Co. Ltd.	China
BorgWarner Emissions Systems Holding LLC	Delaware
BorgWarner Emissions Systems India Private Limited	India
BorgWarner Emissions Systems LLC	Delaware
BorgWarner Emissions Systems of Michigan Inc.	Delaware
BorgWarner Emissions Systems Portugal Unipessoel LDA	Portugal
BorgWarner Emissions Systems Spain, S.L.U.	Spain
BorgWarner Emissions Talegaon Pvt. Ltd.	India
BorgWarner Engineering Ketsch RE GmbH & Co. KG	Germany

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Engineering Kibo RE GmbH & Co. KG	Germany
BorgWarner Esslingen GmbH	Germany
BorgWarner Europe GmbH	Germany
BorgWarner Europe Holding S.a r.l.	Luxembourg
BorgWarner Europe Holdings (PDS) B.V.	Netherlands
BorgWarner Europe LLC	Delaware
BorgWarner Gateshead Limited	United Kingdom
BorgWarner Germany Holding GmbH	Germany
BorgWarner Germany Holding Services GmbH	Germany
BorgWarner Germany REH GmbH	Germany
BorgWarner Germany REM GmbH	Germany
BorgWarner Germany Verwaltungs-GmbH	Germany
BorgWarner Global Holding LLC	Delaware
BorgWarner Heidelberg I RE GmbH & Co. KG	Germany
BorgWarner Heidelberg II RE GmbH & Co. KG	Germany
BorgWarner Heidelberg REH GmbH	Germany
BorgWarner Heidelberg REM GmbH	Germany
BorgWarner Holding Inc.	Delaware
BorgWarner Holdings Limited	United Kingdom
BorgWarner Hungary Kft.	Hungary
BorgWarner India Holdings, Inc.	Delaware
BorgWarner Investment Holding Inc.	Delaware
BorgWarner IT Services Europe GmbH	Germany
BorgWarner Ithaca LLC	Delaware
BorgWarner Jersey Holdings LLC	Delaware
BorgWarner Ketsch Plant RE GmbH & Co. KG	Germany
BorgWarner Ketsch REH GmbH	Germany
BorgWarner Ketsch REM GmbH	Germany
BorgWarner Kft.	Hungary
BorgWarner Kibo RE GmbH & Co. KG	Germany
BorgWarner Korea Holdings (PDS) B.V.	Netherlands
BorgWarner Korea Holdings, L.L.C.	Delaware
BorgWarner Korea LLC	South Korea
BorgWarner Limited	United Kingdom
BorgWarner Ludwigsburg GmbH	Germany
BorgWarner Ludwigsburg RE GmbH & Co. KG	Germany
BorgWarner Markdorf Plant RE GmbH & Co. KG	Germany
BorgWarner Markdorf REH GmbH	Germany
BorgWarner Markdorf REM GmbH	Germany
BorgWarner Massachusetts Inc.	Delaware
BorgWarner Mauritius Holdings Ltd.	Mauritius
BorgWarner Mexico Holding BV	Netherlands
BorgWarner Mexico Holdings II LLC	Delaware
BorgWarner Mexico Holdings LLC	Delaware

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Morse Systems India Private Limited	India
BorgWarner Morse Systems Italy S.r.L.	Italy
BorgWarner Morse Systems Japan K.K.	Japan
BorgWarner Morse Systems Mexico, S.A. de C.V.	Mexico
BorgWarner Muggendorf RE GmbH & Co. KG	Germany
BorgWarner Netherlands Holdings (PDS) B.V.	Netherlands
BorgWarner NW Inc.	Delaware
BorgWarner Ochang Inc.	South Korea
BorgWarner Oroszlany Kft.	Hungary
BorgWarner Otomotiv Sistemleri Sanayi ve Ticaret Anonim Şirketi	Turkey
BorgWarner Otomotiv Sistemleri Sanayi ve Ticaret Anonim Şirketi Ege Serbest Bölge Şubesi	Turkey
BorgWarner PDS (Anderson) L.L.C.	Delaware
BorgWarner PDS (Indiana) Inc.	Delaware
BorgWarner PDS (Livonia) Inc.	Delaware
BorgWarner PDS (Thailand) Limited	Thailand
BorgWarner PDS (USA) Inc.	Delaware
BorgWarner PDS Brasil Produtos Automotivos Ltda.	Brazil
BorgWarner PDS Irapuato, S. de R.L. de C.V.	Mexico
BorgWarner PDS Mexico Holdings, S. de R.L. de C.V.	Mexico
BorgWarner PDS Technologies, L.L.C.	Delaware
BorgWarner Poland Sp.z o.o.	Poland
BorgWarner Pyongtaek LLC	South Korea
BorgWarner Romeo Power LLC	Delaware
BorgWarner Rzeszow Sp.z o.o.	Poland
BorgWarner Shenglong (Ningbo) Co., Ltd.	China
BorgWarner South Asia LLC	Delaware
BorgWarner Southborough Inc.	Delaware
BorgWarner Spain Holding, S.L.U.	Spain
BorgWarner Sweden AB	Sweden
BorgWarner Systems Lugo S.r.l.	Italy
BorgWarner Technologies Limited	United Kingdom
BorgWarner Thermal Systems Inc.	Delaware
BorgWarner Thermal Systems of Michigan Inc.	Delaware
BorgWarner TorqTransfer Systems Beijing Co. Ltd.	China
BorgWarner Tralee Ltd.	Ireland
BorgWarner Transmission Products LLC	Delaware
BorgWarner Transmission Systems Arnstadt GmbH	Germany
BorgWarner Transmission Systems GmbH	Germany
BorgWarner Transmission Systems Korea LLC	South Korea
BorgWarner Transmissions Systems Tulle S.A.S.	France
BorgWarner Trustees Limited	United Kingdom
BorgWarner Turbo & Emissions Systems de Mexico S.A. de C.V.	Mexico
BorgWarner Turbo & Emissions Systems France S.A.S.	France
BorgWarner Turbo Systems Engineering GmbH	Germany

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Turbo Systems GmbH	Germany
BorgWarner Turbo Systems LLC	Delaware
BorgWarner Turbo Systems of Michigan Inc.	Delaware
BorgWarner Turbo Systems Worldwide Headquarters GmbH	Germany
BorgWarner UK Financing Ltd.	United Kingdom
BorgWarner UK Holding and Services Ltd.	United Kingdom
BorgWarner United Transmission Systems Ltd.	China
BorgWarner US Holding LLC	Delaware
BorgWarner USA Industries, L.L.C.	Delaware
BorgWarner Waterloo Inc.	Canada
BorgWarner Wrexham Limited	United Kingdom
BW El Salto. S.A. de C.V.	Mexico
BWA Receivables Corporation	Delaware
BWA Turbo Systems Holding LLC	Delaware
Cascadia Motion LLC	Delaware
Closed Joint Stock Company "Delphi Samara"	Russia
D2 Industrial Development and Production SRL	Romania
Delphi (Yantai) Gasoline Systems Technologies Co., Ltd.	China
Delphi Automotive Operations UK Limited	United Kingdom
Delphi Automotive Systems Australia Ltd.	Australia
Delphi Automotive Systems Luxembourg S.A.	Luxembourg
Delphi Automotive Systems Singapore Investments Pte. Ltd.	Singapore
Delphi Automotive Taiwan Ltd.	Taiwan
Delphi Diesel Systems (Yantai) Co., Ltd.	China
Delphi Diesel Systems Limited - JAFZA	United Arab Emirates
Delphi Diesel Systems Pension Trustees Limited	United Kingdom
Delphi Diesel Systems Romania Srl	Romania
Delphi Diesel Systems S.L.	Spain
Delphi Diesel Systems, S. de R.L. de C.V.	Mexico
Delphi Electronics Overseas Company Limited	United Kingdom
Delphi Electronics Overseas Company Pension Trustees Limited	United Kingdom
Delphi European Holdings S.à r.l.	Luxembourg
Delphi Financial Services (UK) Limited	United Kingdom
Delphi France Holding SAS	France
Delphi France SAS	France
Delphi Holdfi Holdings S.à r.l.	Luxembourg
Delphi Japan Limited Co.	Japan
Delphi Lockheed Automotive Limited	United Kingdom
Delphi Lockheed Automotive Pension Trustees Limited	United Kingdom
Delphi Luxembourg Investments S.à r.l.	Luxembourg
Delphi Netherlands BV	Netherlands
Delphi Powertrain Apac Financial Services Limited	United Kingdom
Delphi Powertrain Corporation	Delaware

NAME OF SUBSIDIARY	JURISDICTION
Delphi Powertrain International Services, LLC	Delaware
Delphi Powertrain Poland sp. z o. o.	Poland
Delphi Powertrain Systems Deutschland GmbH	Germany
Delphi Powertrain Systems Holdings S.à r.l.	Luxembourg
Delphi Powertrain Systems Hungary Kft	Hungary
Delphi Powertrain Systems Indústria e Comércio Ltda.	Brazil
Delphi Powertrain Systems Italia Srl	Italy
Delphi Powertrain Systems Korea LLC	South Korea
Delphi Powertrain Systems Management Limited	United Kingdom
Delphi Powertrain Systems Operations Luxembourg S.à r.l.	Luxembourg
Delphi Powertrain Systems Portugal S.A.	Portugal
Delphi Powertrain Systems, LLC	Delaware
Delphi Propulsion Systems Private Limited	India
Delphi Shanghai Dynamics and Propulsion Systems Co., Ltd.	China
Delphi Singapore Holdings Pte. Ltd.	Singapore
Delphi Singapore Investments Pte. Ltd.	Singapore
Delphi Technologies (Suzhou) Co., Ltd.	China
Delphi Technologies Canada Inc.	Canada
Delphi Technologies Financing UK Limited	United Kingdom
Delphi Technologies Holding and Financing Limited	United Kingdom
Delphi Technologies Holdings Luxembourg S.à r.l.	Luxembourg
Delphi Technologies IP Limited	Barbados
Delphi Technologies Korea LLC	South Korea
Delphi Technologies Limited	United Kingdom
Delphi Technologies Malta Holdings Limited	Malta
Delphi Technologies Pension Trustees Limited	United Kingdom
Delphi Technologies Services Romania Srl	Romania
Delphi Technologies Services, LLC	Delaware
Delphi Trading (Shanghai) Co., Ltd.	China
Delphi TVS - Technologies Limited	India
Hartridge Limited	United Kingdom
Kuhlman LLC	Delaware
Kysor Europe Limited	United Kingdom
M&M Knopf Auto Parts, L.L.C.	Delaware
New PDS Corp.	Delaware
NSK-Warner (Shanghai) Co. Ltd.	China
NSK-Warner K.K.	Japan
NSK-Warner Mexico, S.A. de C.V.	Mexico
NSK-Warner U.S.A. Inc.	Michigan
Old Remco Holdings, L.L.C.	Delaware

NAME OF SUBSIDIARY	JURISDICTION
Old Remco International Holdings, L.L.C.	Delaware
PolyCharge America, Inc.	Delaware
Research and Development Center of Delphi Diesel Systems (Yantai) Co., Ltd.	China
Romeo Power, Inc.	Delaware
SeohanWarner Turbo Systems, Ltd.	South Korea
Transmission Systems Autoform Ltd.	South Korea
Turbo Energy Private Ltd.	India